Exhibit 10.27

Amendment No. 2 to Strategic Collaboration Agreement

This Amendment No. 2 (the “Amendment”), effective as of June 30, 2023 (the “Amendment Date”), amends certain provisions of the Strategic Collaboration Agreement dated November 1, 2022, amended November 14, 2022 (the “Agreement”), between Affimed GmbH, a German corporation having its principal office at Im Neuenheimer Feld 582, 69120 Heidelberg, Germany (“Affimed”) and Artiva Biotherapeutics, Inc., a Delaware corporation having its principal office at 5505 Morehouse Drive, Suite 100, San Diego, CA 92121, USA (“Artiva”) (Affimed and Artiva each a “Party” and together the “Parties”).

WHEREAS, Affimed and Artiva find it in their respective interests to amend the provisions of the Agreement.

NOW THEREFORE, pursuant to such provision and for consideration duly given, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to the following:

1.

All capitalized terms not defined herein have the same meaning as those in the Agreement. Except as expressly amended hereby, the Agreement shall continue to remain in full force and effect in accordance with its terms.

2.	The Parties agree and acknowledge that Exhibit 5.3(c) of the Agreement shall be replaced with Exhibit 5.3(c) attached hereto.

3.

This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document. The Parties agree that signatures transmitted by electronic means (e.g. facsimile or a scanned version of the executed agreement in PDF format attached to an e-mail) shall bind the Parties. This Amendment is otherwise governed by the terms and conditions of the Original Agreement, except as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned parties have had this Amendment executed by its duly authorized representatives.

ARTIVA BIOTHERAPEUTICS, INC.		AFFIMED GMBH

By:	/s/ Fred Aslan	By:	/s/ Andreas Harstrick
Printed Name: Dr. Fred Aslan		Printed Name: Dr. Andreas Harstrick
Title: CEO		Title: CMO

		By:	/s/ Wolfgang Fischer
Printed Name: Dr. Wolfgang Fischer
Title: COO

Exhibit 5.3(c)